Exhibit 99.1

VENU

VENU HOLDING CORPORATION

NYSE AMERICAN: VENU





PREFERRED OFFERING OVERVIEW

JUNE 2025

VENU

REIMAGINING THE ENTERTAINMENT INDUSTRY

The global live music market is projected to grow to $35.1 billion this year, including ticket sales and sponsorships, and to $51.7 billion by 2030, according to Goldman Sachs.[1]

Concert ticket prices have nearly doubled over the past decade, and the trend has accelerated, with the average ticket for the top 100 tours in North America increasing more than 40% over the past five years to $135.88, according to Pollstar.[1]

We're constructing outdoor music venues that redefine the industry and trailblazing a unique concert experience with our Luxe FireSuites, which offer the option of ownership.

Along with being nominated for Pollstar 2024 Best New Concert Venue of the Year our amphitheaters have garnered acclaim in esteemed national and local publications

The New York Times
THE WALL STREET JOURNAL.
billboard
VARIETY
POLLSTAR
venues now
The Dallas Morning News
THE DENVER POST

[1]Source: https://www.wsj.com/business/media/bulgogi-tacos-fire-pits-and-tequila-bars-concertgoers-shell-out-for-vip-treatment-cf1f6602

FORWARD LOOKING STATEMENTS

This presentation includes forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding Venu Holding Corporation (the "Company") and its industry, position, goals, strategy, future operations, future financial position, plans, future revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, plans and objectives of management are, or may deemed to be, forward-looking statements. Any words "anticipate," "believe," "continue," "could," "effort," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "objective," "outlook," "plan," "potential," "predict," "projection," "should," "target," "trajectory," "will" or the negative of these terms or other comparable terms as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The Company has based these forward-looking statements largely on the Company's current expectations and projections about future events and financial trends that it believes may affect the Company's financial condition, results of operations, business strategy and financial needs, including current expectations and assumptions regarding, as of the date such statements are made, the Company's current and future restaurants, music halls, and amphitheater projects, and the Company's future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. In addition, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Forward-looking statements involve a number of risks, uncertainties and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Certain risks and uncertainties that the Company faces can be found in reports we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025. ,0In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this presentation. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

In this presentation, the Company may rely on and refer to information regarding its industry and the market for its products and services in general from publicly available information. Although the Company believes that this information is reliable, it cannot guarantee the accuracy and completeness of this information, and it has not independently verified such information. Some data may also be based on the Company's good faith estimates.

REGULATION A

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. THE SEC HAS QUALIFIED THAT OFFERING STATEMENT, WHICH ONLY MEANS THAT THE COMPANY MAY MAKE SALES OF THE SECURITIES DESCRIBED BY THE OFFERING STATEMENT. For additional information on VENU, the offering and any other related topics, please review the Form 1-A offering circular that can be found by searching for VENU under Filings/Company filings search on WWW.SEC.GOV. There is no guarantee of return, and prospective investors should only invest money that they can afford to lose. The offering documents may include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions for forward-looking statements. This information is supplied from sources the Company believes to be reliable, but we cannot guarantee accuracy. Although we believe our expectations expressed in such forward-looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, but not limited to the risks and uncertainties set forth in the final offering circular, which could cause actual results to differ materially from the anticipated results set forth in such forward-looking statements. Any forward-looking statement made by us speaks only as of the date on which it is made, and we undertake no obligation to publicly update any forward-looking statement except as may be required by law. This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Website may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. For example, the Company's statement regarding the Company's proposed use of net proceeds is a forward-looking statement. Forward-looking statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company's other filings with the SEC.

The securities offered by VENU are highly speculative. Investing in these securities involves significant risks. The investment is suitable only for persons who can afford to lose their entire investment. Investors must understand that such investment could be illiquid for an indefinite period of time. VENU intends to apply to have our Series A Preferred Stock listed on the NYSE American under the symbol "VENU.PR A" following the NYSE American's certification of the Form 8-A of the Company to be filed after the final closing of this offering. The listing of the Company's Series A Preferred Stock on the NYSE American is not a condition of the Company's proceeding with this offering, and no assurance can be given that our application to list on the NYSE American will be approved or that an active trading market for our Series A Preferred Stock will develop. Our Series A Preferred Stock is not currently listed or quoted on any exchange. Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found in the risk factor section of the Form 1-A offering circular.

REGULATION A HIGHLIGHTS

Earn 8% Dividend and Possible Stock Upside

You'll earn an 8% dividend on your investment and you can readily convertible to Common Stock at any point.

Reward on Investment

Once you've purchased and closed you'll have access to your loyalty perks for 24 months

Be part of the Live Music Industry

Own your share of a growing industry with a disruptive music brand

30 Shares or $450
Minimum Investment

$15.00
Share Price

Series A Preferred Stock, Convertible into Tradable Common Shares on the NYSE American at $15.00

PREFERRED OFFERING SUMMARY

Issuer:	VENU Holding Corporation
Securities Offered:	8.0% Series A Cumulative Redeemable Convertible Preferred Stock ("Series A Preferred Stock")
Dividend Rate:	8.0% per annum on the $15.00 per share liquidation preference (equivalent to $1.20 per annum per share)
Dividend Payment Date:	Quarterly, no later than 10 days following the end of each quarter
Purchase Price:	$15.00 per share
Call Feature:	Beginning on the fifth anniversary of the initial closing, the Company may redeem the Series A Preferred Stock, in whole or in part, at its option at a price of $15.00 per share, plus an amount equal to all accrued and unpaid dividends.
Liquidation Preference:	$15.00 per share
Mandatory Conversion:	The Company may elect to automatically convert some or all of the Series A Preferred Stock into shares of common stock if the closing price of the common stock has exceeded 133% ($20.00) of the conversion price for at least 20 out of 30 consecutive trading days ending within five trading days prior to the notice of automatic conversion.
Conversion Price:	15.00 per common share at any time at the holder's option
Conversion Rate:	1 share of Common Stock for 1 share of Series A Preferred Stock
Voting Rights:	Non-voting, unless dividends on the Series A Preferred Stock are in arrears for six (6) or more consecutive or non-consecutive monthly dividends, in which case the holders of the Series A Preferred Stock will be entitled to vote as a class for the election of one additional director to serve on the board of directors until all dividends that are owed and are in arrears have been paid
Proposed NYSE American Symbol:	VENU.PR.A Expected to be listing following the final closing of this offering. The listing of the Company's Series A Preferred Stock on the NYSE American is not a condition of the Company's proceeding with this offering



WELCOME TO VENU

I founded Venu Holding Corporation ("VENU") with a simple idea—to create world-class live music destinations that put the fan experience first. We're not just building venues but redefining how people experience live entertainment.

Every show you go to should be unforgettable. That's why we've designed luxury multi-season and outdoor amphitheaters, intimate music halls, and hospitality experiences that bring fans closer to it all, from Luxe FireSuites with unmatched views to premium hospitality that reimagines entertainment. We're creating moments that you'll remember for a lifetime.

We also do things differently on the business side. Our public-private partnerships allow us to bring these venues to communities in a way that drives local economic growth and a fractional ownership model that lets fans and investors become owners themselves.

We're growing fast, with locations in Colorado, Georgia, Oklahoma, and Texas—and we're just getting started. Whether you're here for the music, the investment opportunities, or to be part of something bigger, welcome to VENU's fan-founded, fan-owned revolution.

Thanks a Million,

J.W. Roth | Founder, Chairman, and CEO | VENU

VENU LEADERSHP TEAM



JW ROTH, a fifth-generation Colorado native, is the Founder, Chairman and CEO of VENU. Mr. Roth has been with the Company since its inception in March 2017 in his current role of Founder and CEO. Mr. Roth became Chairman of the Board inception on April 5, 2021. Mr. Roth is also the Founder and Chairman of Roth Industries, LLC, a 120-200 - ton per week prepared foods plant located in Colorado Springs, Colorado.

Additionally, Mr. Roth is the sole manager and 50 percent shareholder of Centennial Standard Real Estate Company and co-manager of Touch 4 Partners, LLC, a venture capital investment fund.

With more than 30 years of private and public company experience, Mr. Roth has been actively involved in helping take several companies public, including Aspen Bio, Inc. And Where Food Comes From, Inc. Mr. Roth has been featured in such publications as the Wall Street Journal, Fortune Magazine, and more than 50 business journals throughout the United States. He's made multiple appearances on CNBC and Bloomberg Television and was named to the Venues Now 2022 All-Stars List.



WILL HODGSON, President of VENU, is responsible for driving the company's strategic growth and overseeing all day-to-day operations. With over 25 years of experience in the live music industry, Will's career began in investment banking before transitioning to the concert and hospitality business. His decades of experience spans across many sectors of entertainment, getting a start early on with Front Gate Tickets in Austin, Texas, where he contributed to ticketing solutions for high-profile festivals such as Austin City Limits and Lollapalooza, as well as numerous independent venues nationwide.

Will spent 15 years at leading entertainment company, Live Nation, where he served as Head of House of Blues Entertainment. Under his leadership, he drove significant revenue growth and established strategic direction for dozens of iconic venues.



HEATHER ATKINSON is Chief Financial Officer, Secretary and Treasurer of VENU since its inception in March 2017. She began serving as a Director of the Company on April 5, 2021. She also serves as a Director and Treasurer of Roth Industries, LLC. Prior to joining VENU and Roth Industries, LLC, Ms. Atkinson was the Controller, Secretary and Treasurer of Accredited Members Acquisition Corporation and subsidiaries and its predecessor, Accredited Members Holding Corporation.

Ms. Atkinson has over 25 years of accounting, finance and financial reporting experience in both public and private companies including consolidations, shareholder relations, SEC reporting, internal and external financial statement reporting, budgeting, cash forecasting, mergers and acquisitions, restructuring and international accounting while working closely with the outside audit and legal firms. She is a licensed CPA and holds a Bachelor of Science degree in Accounting from Evangel University.



TERRI LIEBLER is Chief Marketing Officer for VENU. She has been part of the sports and entertainment industry for more than 30 years. Most recently, she was Senior Vice President within the Media and Sponsorships Division at Live Nation Entertainment where she specialized in maximizing revenue via new product innovation, strategic planning, and facilitating solutions for internal processes. Terri's tenure with Live Nation spans more than 22 years working across both US and international venue and festival platforms, while also leading Live Nation's relationships with numerous venue partners' sponsorship organizations.

Previously, she was part of the NBA Seattle SuperSonics' and San Antonio Spurs' front offices, and the 1996 Olympics' Premium Seat operations team in Atlanta, GA. Throughout her career, Terri has helped to open more than 100 major sports and entertainment venues across the country – including legendary venues like the Key Arena (now known as Climate Pledge Arena,) House of Blues, iconic Fillmore properties, and the San Antonio Alamodome.

WHAT DO WE DO?

We build premium, state-of-the-art live music venues through public-private partnerships.

HOW DO WE DO WHAT WE DO?

We work with municipalities to identify the economic impact our venue would have on their community, as we are a tide that lifts all boats.

COLORADO SPRINGS OLYMPIC CITY USA | BROKEN ARROW Where opportunity lives | McKINNEY TEXAS Unique by nature. | EP TX CITY OF EL PASO

We then work with the municipality to create a development agreement (partnership) that leads to one of our state-of-the-art venues being built in their city.

HOW DO WE FINANCE WHAT WE DO?

40% of financing comes from our **municipality partners** in each market; in the form of real estate, tax-incentives, and cash.

40% of financing comes from the **pre-sale of fractional ownerships** in each venue.

– Think of our amphitheaters like a condominium building, where each Luxe FireSuite is like a private condo, offering an exclusive and personalized experience.

20% of the financing comes from the sale-leaseback of the real estate contributed by the municipality. In fact, this sale-leaseback typically generates a development profit.


20%
SALE-LEASEBACK OF REAL ESTATE
40%
MUNICIPALITY PARTNERS
40%
PRE-SALE OF FRACTIONAL OWNERSHIPS

HOW DO WE MAKE MONEY

1. The sale of fractional ownerships in our venues

We develop raw property contributed by municipalities into state-of the-art venues with fractional ownerships, which goes directly on the balance sheet.

- **a.** We currently sell **$10-15 Million** a month in fractional ownerships. Which goes directly onto our balance sheet.
    - **i.** In 2024, we sold **$77 Million** in fractional ownerships
    - **ii.** In 2025 we anticipate selling over **$200 Million** in fractional ownerships.

2. Revenue from operational participation

We reduce risk by intentionally partnering with industry leaders like AEG Presents and Aramark, rather than managing all aspects of venue operations ourselves.

- **a.** We participate in approximately 50% of the profits, plus 100% of the naming rights.

3. Realizing on our balance sheet

We realize municipality contributions of real estate, tax incentives, and cash on our balance sheet through development agreements with each city.



SOURCES OF REVENUE

Our venues generate a variety of revenue streams

Ticket Sales & Fees

Venue Rentals

Sponsorships

Naming Rights

Fee Income

Food & Beverage Sales

Parking Fees



PROJECTED TO WELCOME **MORE THAN 4 MILLION GUESTS** ANNUALLY BY 2027*

ANNUAL AVERAGES FOR

INDOOR MUSIC VENUES:

Phil Long Music Hall, Colorado Springs - **39,401**

The Hall at Bourbon Brothers, Georgia - **49,397**

BOURBON BROTHERS SMOKEHOUSE & TAVERN:

Colorado Springs - **105,840**

Georgia - **106,920**

2025	2026	2027
732,208 Guests*	**3,651,348** Guests*	**4,515,058** Guests*

* Projections based on maximum ticket sales per location, factoring in full outdoor configurations, multi-seasonal setups, and anticipated show counts.

SEATING CAPACITY FOR OUTDOOR AMPHITHEATER CONFIGURATION

FORD AMPHITHEATER COLORADO SPRINGS, CO

(OPEN AND OPERATING)

Total Seats	9,570
Luxe FireSuites	132
FP Seating Cap	1,056
Lower Bowl Seats	2,173
Upper Bowl Seats	2,484
GA Seats	2,437
ADA	170

BROKEN ARROW, OK[1]
EL PASO, TX[1]
OKLAHOMA CITY, OK[1]
HOUSTON MARKET, TX[1]

Total Seats	12,500
Luxe FireSuites	237
FP Seating Cap	1,074
Owners Club	350
Lower Bowl Seats	2,618
Mid Bowl Seats	994
Upper Bowl Seats	3,972
GA Seats	3,208
ADA	300

MCKINNEY, TX[1]

Total Seats	20,000
Luxe FireSuites	327
FP Seating Cap	1,816
Owners Club	700
Lower Bowl Seats	2,522
Mid Bowl Seats	3,024
Upper Bowl Seats	7,022
GA Seats	4,916
ADA	included in areas

TOTAL SEATS ONCE ALL THESE VENUES ARE OPEN AND OPERATING

.... 79,570

[1]Seating Capacity for multi-seasonal configuration ~5,000



OUR EXPANSION



Roth's Sea & Steak | Brohans

- Colorado Springs, CO *projected opening Fall 2025*

Ford Amphitheater

- Colorado Springs, CO

Bourbon Brothers Smokehouse and Tavern

- Colorado Springs, CO
- Gainesville, GA
- Centennial, CO *projected opening second quarter 2026*

The Hall at Bourbon Brothers

- Colorado Springs, CO
- Gainesville, GA
- Centennial, CO *projected opening second quarter 2026*

Sunset Amphitheaters

- McKinney, TX (Dallas Market) *projected opening third quarter 2026*
- El Paso, TX *projected opening fourth quarter 2026*
- Broken Arrow, OK (Tulsa Market) *projected opening second quarter 2026*
- Yukon, OK (Oklahoma City Market) *projected opening 2027*

SITE SELECTION STRATEGY

Disciplined process with strict criteria
Focusing on:

- Markets that are materially underserved with few or no competing entertainment properties.
- Local municipalities are willing to partner financially with VENU to attract the type of entertainment amenities that VENU offers. Focused on investments in entertainment districts as part of its long-term city plans.
- Demographic profile of the community meets the age and household-income markers that VENU believes are most conducive to establishing a successful, well-attended music and entertainment venue.
- The location is conducive to VENU's overall act-routing strategy.


AIKMAN
AIKMAN

Aikman Club | McKinney, TX
Rendered Image

OUR BRANDS


Ford
AMPHITHEATER
SUNSET
AMPHITHEATERS


THE HALL
AT BOURBON BROTHERS
PHIL LONG
Music Hall
AT BOURBON BROTHERS


BOURBON BROTHERS
SMOKEHOUSE & TAVERN


Roth's
SEA & STEAK


BROHANS

OUR CHANNELS

FAN FOUNDED. PRODUCTIONS

ENCORE EQUITY

SEE YOU AT THE SHOW
HOSTED BY NOVA

OUR PARTNERS



VENU has an exclusive partnership with NFL Hall of Famer and founder of EIGHT Elite Light Beer, **Troy Aikman**, in the **Aikman Club**. The custom luxury clubs are membership-based in our Texas and Oklahoma amphitheaters.

AEG PRESENTS

Ford

axs

aramark SPORTS + ENTERTAINMENT

EIGHT ELITE LIGHT BEER

billboard

AIKMAN CLUB

COLORADO SPRINGS OLYMPIC CITY USA

McKINNEY TEXAS Unique by nature.

BROKEN ARROW Where opportunity lives

EP TX CITY OF EL PASO

KAISER PERMANENTE

Coca-Cola

JACK DANIEL'S

Budweiser

Air Academy CREDIT UNION

BALANCE SHEET

	As of March 31, 2025
Cash	24,663,106
Other current assets	1,118,594
Operating lease right-off-use assets, net	1,264,926

CURRENT CAPITALIZATION

As of June 17, 2025	
Common Stock[1]	38,917,915
Series B Preferred Stock, as converted to common[2]	675,000
Warrants and Stock Options (WAEP: $7.94)	9,745,573
Fully Diluted Shares	**49,338,488**

[1] Includes 38,537,925 common shares and 379,990 shares of Class B non-voting shares.

[2] The 675 shares of Series B Preferred Stock are convertible into 675,000 shares of Common Stock (equivalent of $15 per share) as shown in the table above.

INVESTMENT HIGHLIGHTS

Elevating customers live music and entertainment experience

Attracting top-tier entertainment by partnering with premier music and entertainment presenters

Obtaining financial incentives from municipalities

Pre-selling naming rights, sponsorships, and Luxe FireSuites

Adhering to strict site-selection criteria when expanding to new markets

Operating and opening complimentary bar, restaurant and hospitality concepts



Roth's Sea & Steak | Colorado Springs, CO
Rendered Image


BROHANS

Brohan's | Colorado Springs, CO
Rendered Image



Ford Amphitheater | Colorado Springs, CO



THANK YOU

venu.live



VENU
BUILT Ford PROUD
BUILT TOUGH